RYDEX SERIES FUNDS

                            JAPAN 1.25X STRATEGY FUND

                       SUPPLEMENT DATED FEBRUARY 22, 2008
                                     TO THE

 RYDEX SERIES FUNDS ADVISOR AND H-CLASS SHARES PROSPECTUS DATED AUGUST 1, 2007; RYDEX SERIES FUNDS INVESTOR AND H-CLASS SHARES PROSPECTUS DATED AUGUST 1, 2007;
         RYDEX SERIES FUNDS A-CLASS SHARES AND C-CLASS SHARES PROSPECTUS
                             DATED AUGUST 1, 2007;
     RYDEX SERIES FUNDS ESSENTIAL PORTFOLIO FUNDS H-CLASS SHARES PROSPECTUS
                           DATED AUGUST 1, 2007; AND
 RYDEX SERIES FUNDS ESSENTIAL PORTFOLIO FUNDS A-CLASS SHARES AND C-CLASS SHARES
          PROSPECTUS DATED AUGUST 1, 2007 AND ALL SUPPLEMENTS THERETO

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION THAT SUPPLEMENTS INFORMATION CONTAINED IN THE RYDEX SERIES FUNDS PROSPECTUSES LISTED ABOVE (THE "PROSPECTUSES") AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUSES.

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At a Meeting of the Board of Trustees of Rydex Series Funds (the  "Board")  held on November 15, 2007, the Board approved the closing and subsequent liquidation of the Japan 1.25x Strategy Fund (the "Fund"). Accordingly, the Fund is expected to cease operations and to liquidate all outstanding shares to the shareholders of record on or about March 25, 2008 (the "Liquidation Date"). Effective on or about March 10, 2008, the Fund will be closed to new shareholders and additional purchases by existing shareholders. Additionally, as a result of the Fund's closing and effective March 25, 2008, the Essential Portfolio Aggressive, Essential Portfolio Moderate, and Essential Portfolio Conservative Funds will no longer invest in shares of the Fund.

Prior to the Liquidation Date, Fund shareholders may redeem (sell) or exchange their shares in the manner described in the Prospectuses under "Selling Fund Shares" and "Exchanging Fund Shares," respectively. Effective immediately, any applicable contingent deferred sales charge (CDSC) will be waived for shareholders redeeming C-Class Shares of the Fund. If no action is taken by a Fund shareholder prior to the Liquidation Date, the Fund will distribute to such shareholder, on or promptly after the Liquidation Date, a liquidating cash distribution equal in value to the shareholder's interest in the net assets of the Fund as of the Liquidation Date. The liquidating cash distribution to shareholders will be treated as payment in exchange for their shares. The liquidation of your shares may be treated as a taxable event. Shareholders should contact their tax advisers to discuss the income tax consequences of the liquidation.

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               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.




RJSUP-1-0208x0808